UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 3, 2012

ORTUS CURRENCY FUTURESACCESS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-54623	45-3237908
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
4 World Financial Center, 10th Floor
250 Vesey Street,
New York, NY 10080
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (212) 449-3517

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a)(1) Ortus Currency GWIM-AI Master Fund, Ltd. (the “Master Fund”), Merrill Lynch Alternative Investments LLC (“MLAI”) and Ortus Capital Management Limited (the “Trading Advisor”) are parties to an Advisory Agreement dated as of October 26, 2011 (the “Advisory Agreement”).  Ortus Currency FuturesAccess LLC (the “Registrant”) invests substantially all of its assets in the Master Fund.  MLAI is the sponsor of the Registrant.  Pursuant to the Advisory Agreement, the Trading Advisor provides commodity trading advice to, and directs the trading activities of, the Master Fund.

On August 3, 2012 the Master Fund, MLAI and the Trading Advisor entered into an Amendment to the Advisory Agreement (the “Amendment”)

(2)    The Amendment revised the Advisory Agreement to, among other things:

(i)
set forth the terms for determining the prime brokerage and other brokerage arrangements for over-the-counter (“OTC”) trades referencing commodity interests, including provisions under which OTC prime brokers may be retained by the Master Fund if proposed by the Trading Advisor and consented to by MLAI;

(ii)
provide that the Master Fund is an “eligible contract participant” as that term is defined in Section 1(a)(12) of the Commodity Exchange Act and bears the economic risk of any OTC trade entered into by the Trading Advisor on behalf of the Master Fund;

(iii)
provide that the Master Fund acknowledges that OTC trades entered into between the Master Fund and a prime broker will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and that for any OTC trade that may constitute a “security” under the Securities Act the Master Fund will acquire its interest in such security for its own account; and

(iv)	set forth that the Trading Advisor may trade deliverable and non-deliverable OTC FX forward and spot transactions on behalf of the Master Fund.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.01
Amendment dated as of August 3, 2012 to the Advisory Agreement dated as of October 26, 2011 among Ortus Currency GWIM-AI Master Fund, Ltd., Merrill Lynch Alternative Investments LLC and Ortus Capital Management Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTUS CURRENCY FUTURESACCESS LLC

By:	Merrill Lynch Alternative Investments LLC,
its Manager

By:	/s/ Deann Morgan
Name: Deann Morgan
Position: Chief Executive Officer, President and Manager

Date: August 8, 2012

ORTUS CURRENCY FUTURESACCESS LLC

FORM 8-K

INDEX TO EXHIBITS

Exhibit

10.01
Amendment dated as of August 3, 2012 to the Advisory Agreement dated as of October 26, 2011 among Ortus Currency GWIM-AI Master Fund, Ltd., Merrill Lynch Alternative Investments LLC and Ortus Capital Management Limited.

EXECUTION COPY

AMENDMENT TO ADVISORY AGREEMENT

This amendment is made as of August 3, 2012 (the "Amendment") among ORTUS CURRENCY GWIM-AI MASTER FUND, LTD., a Cayman Islands exempted company (the "Master Fund"), MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC, a Delaware limited liability company (the "Manager"), and ORTUS CAPITAL MANAGEMENT LIMITED (the "Trading Advisor").

WHEREAS, the Master Fund, the Manager and the Trading Advisor entered into an Advisory Agreement dated as of October 26, 2011 (the "Advisory Agreement"); and

WHEREAS, the Master Fund, the Manager and the Trading Advisor wish to amend the Advisory Agreement with effect as of the date set forth above as follows.

NOW IT IS HEREBY AGREED as follows:

1..	Section 4(b) of the Advisory Agreement be deleted in its entirety and replaced with the following:

(b)	Over-the-Counter Trading.

(i)           All over-the-counter ("OTC") trades referencing commodity interests,including trades involving FIX swaps, forwards and other derivative instruments, for the Master Fund shall be maintained as OTC trades with (1) the OTC prime brokers designated by the Manager (each, a "Manager Designated PB") or (2) the OTC prime brokers proposed by the Trading Advisor for retention by the Master Fund, subject to the Manager's prior consent and approval (any prime broker so approved by the Manager, a "TA Designated PB"). The Trading Advisor, in its reasonable judgment and without prior notice to or approval of the Manager, may appoint any give-up counterparties so long as any such counterparties in direct privity with a Manager Designated PB or a TA Designated PB shall be acting as executing brokers or prime brokers for other managed accounts directed by the Trading Advisor; provided that the Trading Adviser shall provide a list of all such brokers giving up trades directly to the Fund through a Manager Designated PB or a TA Designated PB within 3 days of the Manager requesting such information. Neither the Manager nor the Master Fund will hold the Trading Advisor liable for any action, inaction, error or breach of contract by any such Manager Designated PB, TA Designated PB or any other prime broker or executing broker, except under the standard of liability set forth in Section 12 of this Agreement or where the Trading Advisor acts in a manner that violates, or results in the violation of the applicable trading limits or the applicable trading procedures, resulting in a trade that is not accepted for give-up by the relevant prime broker; provided that, with respect to any TA Designated PB, the Trading Advisor shall immediately notify the Manager and the Master Fund in writing if the Trading Advisor terminates trading, closes out positions or takes any other material action (any such action, a "TA Credit Action") on behalf of accounts or funds advised or operated by the Trading Advisor in order to mitigate credit exposure with respect to such TA Designated PB or in exercising contractual rights against such TA Designated PB as the result of a Credit Event (as defined below) with respect to such TA Designated PB; and provided further that, the Trading Advisor hereby covenants and agrees that any actions in respect of a TA Designated PB, including a TA Credit Action, shall be effected in accordance with its fiduciary obligations under this Agreement and in a manner such that the Master Fund will be treated no less favourably and have no greater credit risk than the other accounts and funds advised or operated by the Trading Advisor; and provided further that in the event that the Trading Advisor terminates prime brokerage activities with a TA Designated PB for reasons other than a TA Credit Action, notice of such termination shall be provided in writing to the Manager within 30 days of such termination. Irrespective of whether OTC dealers unaffiliated with Merrill Lynch are OTC Dealers designated by the

Trading Advisor hereunder to execute OTC trades on behalf of the Master Fund, all such OTC trades will be "given-up" to be carried by a Manager Designated PB or TA Designated PB hereunder, subject to such limitations as may be contained in Appendix B of this Agreement.

For purposes hereof, "Credit Event" shall mean, with respect to a TA Designated PB, (1) the occurrence of a credit rating downgrade, (2) a material widening of the spreads on the credit default swaps relating to such TA Designated PB or any of its material affiliates, (3) a default or potential default in respect of its borrowed money obligations, including any bonds or loans, (4) the announcement or commencement of any proceeding by any regulatory, civil or criminal authority with jurisdiction over the TA Designated PB which, in the Trading Advisor's reasonable determination, may have a material adverse effect on the performance of such TA Designated PB's obligations under any relevant OTC trades or the Master Fund's rights thereunder, (5) any event defined in Section 5(a)(vii) of the 1SDA 2002 Master Agreement, as published by the International Swaps and Derivatives Association, Inc., or (6) a default, potential default or termination event relating to such TA Designated PB under any material agreement or transaction between such TA Designated PB and the Master Fund or any other account or fund advised or operated by the Trading Advisor.

(ii)          If necessary for the Trading Advisor to trade pursuant to the Trading Program, the Master Fund shall provide for reasonable dealing lines of credit for the Trading Advisor to place orders for OTC contracts on behalf of the Master Fund.

(iii)          The Trading Advisor hereby confirms and acknowledges that, with respect to each OTC FX contract for which a Manager Designated PB acts as executing broker or prime broker:

A. it has reviewed the Master Confirmation Agreement for Non-Deliverable Forward FX ("NDF") Transactions provided by the Master Fund (the "Master Confirmation") and the terms of the NDF Transactions (as defined in the Master Confirmation) that will be entered into by the Master Fund under the Master Confirmation;

B. the NDF Transactions that will be entered into under the Master Confirmation will be those non-deliverable forward FX transactions included in Appendix A, each subject to the market standard terms for such transaction, as determined by the Trading Advisor in its sole discretion from time to time; and

C. the NDF Transactions to be entered into under the Master Confirmation are "FX Transactions," as defined in the Agreement Regarding Confirmation of FX Transactions provided by the Manager, and are subject to the operational procedures regarding confirmation described therein.

2.	The following paragraphs shall be inserted into Section 10(c) of the Advisory Agreement:

"(vii) The Master Fund is an "eligible contract participant" as that term is defined in Section 1(a)(12) of the Commodity Exchange Act, as amended. The Master Fund is aware that it is exposed to losses with respect to OTC trades which may be unlimited and which, with respect to OTC trades that are options, could include the loss of its entire investment in such option. Accordingly, each time the Trading Advisor enters into an OTC trade on behalf of the Master Fund, the Master Fund will have the financial ability to bear the economic risk of such OTC trade, and adequate means to provide for its current needs and personal or other contingencies.

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(viii) The Master Fund acknowledges that OTC trades entered into between the Master Fund and a Manager Designated PB or a TA Designated PB will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any state; that no federal or state agency has passed upon any prospective OTC trade or made any finding or determination as to the fairness of any OTC trade; and that the offer of and entry into OTC trades is intended to be exempt from registration under the Securities Act. The Master Fund represents that with respect to any OTC trade entered into between a Manager Designated PB or a TA Designated PB and the Master Fund, or any portion thereof, that may constitute a "security" under the Securities Act (a "Derivative Security") the Master Fund will acquire its interest in Derivative Securities for its own account for investment and not with a view to, or in connection with, any distribution of such interests, and that the Master Fund will not sell or otherwise transfer a Derivative Security without registration under the Securities Act or an exemption therefrom. The Master Fund is an "accredited investor" as that term is defined in Rule 501 under the Securities Act. Notwithstanding this paragraph (viii), the Master Fund's acknowledgements and assurances herein are made without prejudice to the terms of Section 2 of the Advisory Agreement and shall not be construed as implying any agreement or intent on the part of the Master Fund to enter into any Transaction that may constitute a Derivative Security or that is not otherwise expressly authorized in accordance with the terms of the Advisory Agreement"

3.	Appendix A is hereby amended by deleting the words "[LIST CONTRACT TYPES]" and inserting the following: "Deliverable and non-deliverable OTC FX forward and spot transactions."

4.	Except as specifically amended hereto, the Advisory Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

5.
The governing law, counterparties, method of execution, rules of interpretation, notice and other procedural provisions set forth in the Advisory Agreement shall be equally applicable to this Amendment.

6.
All parties represent and warrant each with respect to itself only that, they have taken all action required to be taken in order to authorize and effect this Amendment. This Amendment constitutes a legal, valid and binding and enforceable obligation of the respective parties.

7.
Upon the effectiveness of this Amendment, the parties hereby reaffirm all representations and warranties made in the Advisory Agreement as amended hereby, and certify that all such representations and warranties are true and correct in all respects on and as of the date hereof.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF the parties hereto have entered into this Amendment on the date first above written.

The Master Fund:

ORTUS CURRENCY GWIM-AI MASTER FUND, LTD.

By: ______________________________
Name: Deann Morgan
Title: Vice President

MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC

By: ______________________________
Name: Deann Morgan
Title: Vice President

The Trading Advisor:

ORTUS CAPITAL MANAGEMENT LIMITED

By: ______________________________
Name:
Title: [illegible]

Bill Lu
Executive Director

Joe Zhou
Executive Director

[none]

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